The following is the form of Salary Continuation Agreement that Riviera Operating Corporation ("ROC") entered into on May 27, 2008 with Tullio J. Marchionne, the Company's Secretary and General Counsel and ROC's Secretary and Executive Vice President; and on August 12, 2008 with William L. Westerman, the Company's Chairman, CEO and President and ROC's CEO:

                                   FORM "EXEC"

                                  May 27, 2008
XXXXXXXXXXXX
XXXXXXXXXXXX
XXXXXXXXXXXX

Dear XXXXXXX:

         In order to alleviate any uncertainty or concerns on your ("Executive") part, the Boards of Directors of the Riviera Operating Corporation ("Company") and Riviera Holdings Corporation ("RHC") hereby agree that:

         Effective upon the timely receipt by the Company of Executive's signed acknowledgment and through December 31, 2009, if there is a "Change in Control" and if Executive's employment is terminated by Company within twenty-four (24) months of a "Change in Control" and without "Cause" (as such terms are hereafter defined), Executive shall be entitled to salary continuation in an amount equal to twenty-four (24) months of Executive's then Base Salary (as hereafter defined) paid in fifty-two (52) bi-weekly installments commencing immediately upon such termination along with full group health insurance benefits for a period of two (2) years from the date of such termination.

         In the event your employment is subject to an employment agreement at the time of any such termination, any continued payments made to you pursuant to such employment agreement shall be applied so as to reduce payments to which you would be entitled under this Salary Continuation Agreement.

         For purposes of the foregoing, the following terms will have the following meanings:

o "Change in Control" shall have the same meaning as that term is defined in the "Riviera Holdings Corporation Series A and Series B 11% Senior Secured Notes Due 2010 Indenture dated as of June 26, 2002, The Bank of New York Trustee".

o "Cause" - (A)a felony conviction of Executive, (B) a final civil judgment shall be entered after all appeals shall have been exhausted in which a material aspect involved Executive's fraud or dishonesty whether or not involving the Company; (C) refusal by Executive to perform "Reasonable Duties" (hereinafter defined) assigned to him by the Company's Chief Executive Officer, provided Executive shall fail to correct any such failure within 30 days after written notice ("Cure Period") or (D) the Gaming Authorities of the State of Nevada or any other state in which the Company or RHC shall conduct gaming operations shall determine that Executive is unsuitable to act as an executive of a gaming company in his individual capacity. "Reasonable Duties" - Executive shall not be required: (x) on a permanent basis to spend more than 50% of his business time outside of Las Vegas (or be required to change his residence); (y) to expose himself to a risk to his physical safety or jeopardize his ability to be licensed by any state gaming authority; or (z) perform duties which are inconsistent with his duties as of the date of such Change in Control.

o "Base Salary" shall mean the compensation paid to Executive in consideration of services rendered to Company, excluding amounts paid for overtime and bonuses, at the time of a Change in Control.

o "Non-Solicitation" - Executive agrees that so long as he is receiving payments which constitute "Base Salary" (as defined directly above) pursuant to this Salary Continuation Agreement, Executive will not hire or solicit for employment any of Company's then current employees.

         By signing below, Executive expressly acknowledges that nothing contained herein shall be construed as a contract for employment or otherwise as a guaranty of employment. Executive further expressly acknowledges that until such time that there is a Change in Control, if ever, that Executive shall continue as an "At Will" employee of the Company.

         THIS SALARY CONTINUATION AGREEMENT SHALL NOT BE EFFECTIVE UNLESS SIGNED BY EXECUTIVE AND RETURNED TO TULLIO MARCHIONNE, EXECUTIVE VICE PRESIDENT AND GENERAL COUNSEL OF THE COMPANY, ON OR BEFORE JUNE 20 , 2008.

                                Very truly yours,

                               RIVIERA OPERATING CORPORATION

                               /s/ WILLIAM L. WESTERMAN
                               Chairman of the Board/Chief Executive Officer

                                   ACKNOWLEDGMENT

By signing below I hereby acknowledge that I have read and fully understand the terms and conditions of the Salary Continuation Agreement dated May 27, 2008. I understand that the Salary Continuation Agreement is not a contract for employment and does not guarantee me continued employment. I further understand that until such time that there is a Change in Control, if ever, that I am an "At Will" employee of the Company.

________________________________                     __________________________
                  Signature                                                Date

________________________________
                  Print Name

                                   FORM "EXEC"

                                 August 12, 2008

XXXXXXXXXXXX
XXXXXXXXXXXX
XXXXXXXXXXXX

Dear XXXXXXX:

         In order to alleviate any uncertainty or concerns on your ("Executive") part, the Boards of Directors of the Riviera Operating Corporation ("Company") and Riviera Holdings Corporation ("RHC") hereby agree that:

         Effective upon the timely receipt by the Company of Executive's signed acknowledgment and through December 31, 2009, if there is a "Change in Control" and if Executive's employment is terminated by Company within twenty-four (24) months of a "Change in Control" and without "Cause" (as such terms are hereafter defined), Executive shall be entitled to salary continuation in an amount equal to twenty-four (24) months of Executive's then Base Salary (as hereafter defined) paid in fifty-two (52) bi-weekly installments commencing immediately upon such termination along with full group health insurance benefits for a period of two (2) years from the date of such termination.

         In the event your employment is subject to an employment agreement at the time of any such termination, any continued payments made to you pursuant to such employment agreement shall be applied so as to reduce payments to which you would be entitled under this Salary Continuation Agreement.

         For purposes of the foregoing, the following terms will have the following meanings:

o "Change in Control" shall have the same meaning as that term is defined in the "Riviera Holdings Corporation Series A and Series B 11% Senior Secured Notes Due 2010 Indenture dated as of June 26, 2002, The Bank of New York Trustee".

o "Cause" - (A)a felony conviction of Executive, (B) a final civil judgment shall be entered after all appeals shall have been exhausted in which a material aspect involved Executive's fraud or dishonesty whether or not involving the Company; (C) refusal by Executive to perform "Reasonable Duties" (hereinafter defined) assigned to him by the Company's Chief Executive Officer, provided Executive shall fail to correct any such failure within 30 days after written notice ("Cure Period") or (D) the Gaming Authorities of the State of Nevada or any other state in which the Company or RHC shall conduct gaming operations shall determine that Executive is unsuitable to act as an executive of a gaming company in his individual capacity. "Reasonable Duties" - Executive shall not be required: (x) on a permanent basis to spend more than 50% of his business time outside of Las Vegas (or be required to change his residence); (y) to expose himself to a risk to his physical safety or jeopardize his ability to be licensed by any state gaming authority; or (z) perform duties which are inconsistent with his duties as of the date of such Change in Control.


o "Base Salary" shall mean the compensation paid to Executive in consideration of services rendered to Company, excluding amounts paid for overtime and bonuses, at the time of a Change in Control.

o "Non-Solicitation" - Executive agrees that so long as he is receiving payments which constitute "Base Salary" (as defined directly above) pursuant to this Salary Continuation Agreement, Executive will not hire or solicit for employment any of Company's then current employees.


                                            Very truly yours,

                                           RIVIERA OPERATING CORPORATION



                                           /s/TULLIO J. MARCHIONNE
                                           Secretary & General Counsel

The following is the form of Salary Continuation Agreement that Riviera Operating Corporation ("ROC") entered into on May 27, 2008 with Phillip Simons, the Company's Treasurer and Chief Financial Officer and ROC's Vice President of Finance; and three other significant employees:

                                        FORM "A"

                                      May 27, 2008
XXXXXXXXXXXX
XXXXXXXXXXXX
XXXXXXXXXXXX

Dear XXXXX:

         In order to alleviate any uncertainty or concerns on your ("Executive") part, the Boards of Directors of the Riviera Operating Corporation ("Company") and Riviera Holdings Corporation ("RHC") hereby agree that:

         Effective upon the timely receipt by the Company of Executive's signed acknowledgment and through December 31, 2009, if there is a "Change in Control" and if Executive's employment is terminated by Company within twenty-four (24) months of a "Change in Control" and without "Cause" (as such terms are hereafter defined), Executive shall be entitled to salary continuation in an amount equal to twelve (12) months of Executive's then Base Salary (as hereafter defined) paid in twenty-six (26) bi-weekly installments commencing immediately upon such termination along with full group health insurance benefits for a period of two
(2) years from the date of such termination.

         In the event your employment is subject to an employment agreement at the time of any such termination, any continued payments made to you pursuant to such employment agreement shall be applied so as to reduce payments to which you would be entitled under this Salary Continuation Agreement.

         For purposes of the foregoing, the following terms will have the following meanings:

o "Change in Control" shall have the same meaning as that term is defined in the "Riviera Holdings Corporation Series A and Series B 11% Senior Secured Notes Due 2010 Indenture dated as of June 26, 2002, The Bank of New York Trustee".

o "Cause" -(A) a felony conviction of Executive, (B)a final civil judgment shall be entered after all appeals shall have been exhausted in which a material aspect involved Executive's fraud or dishonesty whether or not involving the Company; (C) refusal by Executive to perform "Reasonable Duties" (hereinafter defined) assigned to him by the Company's Chief Executive Officer, provided Executive shall fail to correct any such failure within 30 days after written notice ("Cure Period") or (D) the Gaming Authorities of the State of Nevada or any other state in which the Company or RHC shall conduct gaming operations shall determine that Executive is unsuitable to act as an executive of a gaming company in his individual capacity. "Reasonable Duties" - Executive shall not be required: (x) on a permanent basis to spend more than 50% of his business time outside of Las Vegas (or be required to change his residence); (y) to expose himself to a risk to his physical safety or jeopardize his ability to be licensed by any state gaming authority; or (z) perform duties which are inconsistent with his duties as of the date of such Change in Control.

o "Base Salary" shall mean the compensation paid to Executive in consideration of services rendered to Company, excluding amounts paid for overtime and bonuses, at the time of a Change in Control.

o "Non-Solicitation" - Executive agrees that so long as he is receiving payments which constitute "Base Salary" (as defined directly above) pursuant to this Salary Continuation Agreement, Executive will not hire or solicit for employment any of Company's then current employees.

         By signing below, Executive expressly acknowledges that nothing contained herein shall be construed as a contract for employment or otherwise as a guaranty of employment. Executive further expressly acknowledges that until such time that there is a Change in Control, if ever, that Executive shall continue as an "At Will" employee of the Company.

         THIS SALARY CONTINUATION AGREEMENT SHALL NOT BE EFFECTIVE UNLESS SIGNED BY EXECUTIVE AND RETURNED TO TULLIO MARCHIONNE, EXECUTIVE VICE PRESIDENT AND GENERAL COUNSEL OF THE COMPANY, ON OR BEFORE JUNE 20 , 2008.

                                  Very truly yours,

                                  RIVIERA OPERATING CORPORATION

                                  /s/WILLIAM L. WESTERMAN
                                  Chairman of the Board/Chief Executive Officer

                            ACKNOWLEDGMENT

         By signing below I hereby acknowledge that I have read and fully understand the terms and conditions of the Salary Continuation Agreement dated May 27, 2008. I understand that the Salary Continuation Agreement is not a contract for employment and does not guarantee me continued employment. I further understand that until such time that there is a Change in Control, if ever, that I am an "At Will" employee of the Company.


--------------------------------                     --------------------------
                  Signature                                               Date

--------------------------------
                  Print Name

The following is the form of Salary Continuation Agreement that ROC entered into on May 27, 2008 with 51 other significant employees and that Riviera Black Hawk, Inc. ("RBH") entered into with six significant employees of RBH:


                                    FORM "B"


                                  May 27, 2008


XXXXXXXXXXX
XXXXXXXXXXX
XXXXXXXXXXX

Dear XXXXXX:

         In order to alleviate any uncertainty or concerns on your ("Executive") part, the Boards of Directors of Riviera Operating Corporation ("Company") and Riviera Holdings Corporation ("RHC") hereby agree that:

         Effective upon the timely receipt by the Company of Executive's signed acknowledgment and through December 31, 2009, if there is a "Change in Control" and if Executive's employment is terminated by Company within twelve (12) months of a "Change in Control" and without "Cause" (as such terms are hereafter defined), Executive shall be entitled to salary continuation in an amount equal to six (6) months of Executive's then Base Salary (as hereafter defined), subject, however, to "Salary Mitigation" (hereafter defined) paid in twelve (12) bi-weekly installments commencing immediately upon such termination along with full group health insurance benefits for a period of six (6) months from the date of such termination, subject, however, to "Insurance Mitigation" (hereafter defined)..

         In the event your employment is subject to an employment agreement at the time of any such termination, any continued payments made to you pursuant to such employment agreement shall be applied so as to reduce payments to which you would be entitled under this Salary Continuation Agreement.

         For purposes of the foregoing, the following terms will have the following meanings:

o "Change in Control" shall have the same meaning as that term is defined in the "Riviera Holdings Corporation Series A and Series B 11% Senior Secured Notes Due 2010 Indenture dated as of June 26, 2002, The Bank of New York Trustee".

o "Cause" - (A) a felony conviction of Executive, (B) a final civil judgment shall be entered after all appeals shall have been exhausted in which a material aspect involved Executive's fraud or dishonesty whether or not involving the Company; (C) refusal by Executive to perform "Reasonable Duties" (hereinafter defined) assigned to him by the Company's Chief Executive Officer, provided Executive shall fail to correct any such failure within 30 days after written notice ("Cure Period") or (D) the Gaming Authorities of the State of Nevada or any other state in which the Company or RHC shall conduct gaming operations shall determine that Executive is unsuitable to act as an executive of a gaming company in his individual capacity. "Reasonable Duties" - Executive shall not be required: (x) on a permanent basis to spend more than 50% of his business time outside of Las Vegas (or be required to change his residence); (y) to expose himself to a risk to his physical safety or jeopardize his ability to be licensed by any state gaming authority; or (z) perform duties which are inconsistent with his duties as of the date of such Change in Control.

o "Salary Mitigation" - Executive shall be required to use his best efforts to obtain gainful employment as similar as possible to his duties with the Company, provided that (A) a finding by an arbitration tribunal that Executive has failed to do so will result in the Company being relieved of any obligation to pay Executive and
                     (B) any amount received by Executive from such employment shall reduce the amount payable by the Company pursuant to this Salary Continuation Agreement.

o "Insurance Mitigation" - Upon Executive obtaining gainful employment, Executive shall obtain group health insurance benefits provided by Executive's new employer upon first becoming eligible for such group health insurance benefits ("New Benefits"). Upon the effective date of New Benefits coverage, the Company's obligation to provide group health insurance benefits under this Agreement shall terminate. Executive shall advise the Company as soon as possible of the effective date of New Benefits coverage. Any termination of group health insurance benefits by Company due to New Benefits shall be such that it does not cause a break in Executive health insurance benefits coverage between coverage provided under this Agreement and New Benefits coverage.

o "Base Salary" shall mean the compensation paid to Executive in consideration of services rendered to Company, excluding amounts paid for overtime and bonuses, at the time of a Change in Control.

o "Non-Solicitation" - Executive agrees that so long as he is receiving payments which constitute "Base Salary" (as defined directly above) pursuant to this Salary Continuation Agreement, Executive will not hire or solicit for employment any of Company's then current employees.

         By signing below, Executive expressly acknowledges that nothing contained herein shall be construed as a contract for employment or otherwise as a guaranty of employment. Executive further expressly acknowledges that until such time that there is a Change in Control, if ever, that Executive shall continue as an "At Will" employee of the Company.

         THIS SALARY CONTINUATION AGREEMENT SHALL NOT BE EFFECTIVE UNLESS SIGNED BY EXECUTIVE AND RETURNED TO TULLIO MARCHIONNE, EXECUTIVE VICE PRESIDENT AND GENERAL COUNSEL OF THE COMPANY, ON OR BEFORE JUNE 20, 2008.

                                Very truly yours,

                                RIVIERA OPERATING CORPORATION


                                /s/William L. Westerman
                                Chairman of the Board/Chief Executive Officer

                                 ACKNOWLEDGMENT

         By signing below I hereby acknowledge that I have read and fully understand the terms and conditions of the Salary Continuation Agreement dated May 27, 2008. I understand that the Salary Continuation Agreement is not a contract for employment and does not guarantee me continued employment. I further understand that until such time that there is a Change in Control, if ever, that I am an "At Will" employee of the Company.


--------------------------------                     --------------------------
                  Signature                                                Date

--------------------------------
                  Print Name